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                                                                   Exhibit 10(b)

                      FOREIGN SUBSIDIARY BORROWER AGREEMENT

          THIS FOREIGN SUBSIDIARY BORROWER AGREEMENT (this "Agreement"), dated as of September 26, 2005, is entered into by Chemagis (Germany) GmbH, an entity organized under the laws of the Federal Republic of Germany (the "New Foreign Subsidiary Borrower"), Perrigo Company (the "U.S. Borrower") and JPMorgan Chase Bank, N.A., as Administrative Agent, pursuant to the Credit Agreement (as amended or modified from time to time, the "Credit Agreement"), dated as of March 16, 2005, among the U.S. Borrower, the Foreign Subsidiary Borrowers party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank Leumi USA, as Syndication Agent, and Bank Of America, N.A., Standard Federal Bank N.A. and National City Bank Of The Midwest as Documentation Agents.

                                   WITNESSETH:

          WHEREAS, the parties to this Foreign Subsidiary Borrower Agreement wish to designate the New Foreign Subsidiary Borrower as a Foreign Subsidiary Borrower under the Credit Agreement in the manner hereinafter set forth; and

          WHEREAS, this Foreign Subsidiary Borrower Agreement is entered into pursuant to the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          1. The New Foreign Subsidiary Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and the other Loan Documents and unconditionally agrees to: (a) join the Credit Agreement and the other Loan Documents as a Foreign Subsidiary Borrower, (b) be bound by, and hereby ratifies and confirms, all covenants, agreements, consents, submissions, appointments, acknowledgments and other terms and provisions attributable to a Foreign Subsidiary Borrower in the Credit Agreement and the other Loan Documents; and (c) perform all obligations required of it as a Foreign Subsidiary Borrower by the Credit Agreement and the other Loan Documents.

          2. The New Foreign Subsidiary Borrower hereby represents and warrants to the Agents and the Lenders that:

     (a) The New Foreign Subsidiary Borrower is a Wholly-Owned Subsidiary of the U.S. Borrower and satisfies all conditions to becoming a Foreign Subsidiary Borrower under the Credit Agreement.

     (b) The representations and warranties with respect to it contained in, or made or deemed made by it in, the Credit Agreement and any other Loan Document are true and correct in all material respects on the date hereof.

     (c) The execution, delivery and performance by the New Foreign Subsidiary Borrower of this Agreement are within its corporate powers and have been duly authorized by all necessary corporate, stockholder and other action. This Agreement has been duly executed and delivered by the New Foreign Subsidiary Borrower and constitutes a legal, valid and binding obligation of the New Foreign Subsidiary Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
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     (d) The execution, delivery and performance by the New Foreign Subsidiary
Borrower of this Agreement (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the New Foreign Subsidiary Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the New Foreign Subsidiary Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the New Foreign Subsidiary Borrower or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the New Foreign Subsidiary Borrower or any of its Subsidiaries.

     (e) The address and jurisdiction of incorporation of the Foreign Subsidiary Borrower is set forth in Schedule A to this Agreement.

          3. The U.S. Borrower represents and warrants to the Agents and the Lenders that (a) no Default shall have occurred and be continuing hereunder as of the date hereof; and (b) the representations and warranties made by the Borrowers and contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date (other than those representations and warranties that by their terms speak as of a particular date, which representations and warranties shall be true and correct in all material respects as of such particular date).

          4. The U.S. Borrower and each other Guarantor agrees that its Guaranty shall remain in full force and effect after giving effect to this Foreign Subsidiary Borrower Agreement, including without limitation after including the New Foreign Subsidiary Borrower as a Foreign Subsidiary Borrower under the Credit Agreement.

          5. The New Foreign Subsidiary shall be entitled to obtain Revolving Loans.

          6. The New Foreign Subsidiary Borrower shall not become a Foreign Subsidiary Borrower under the Credit Agreement until (a) this Agreement is signed by all parties hereto and by the Administrative Agent and where indicated below and (b) the Administrative Agent shall have received such documents (including legal opinions) and certificates as the Administrative Agent or its counsel may reasonably request relating to the formation, existence and good standing of the New Foreign Subsidiary Borrower, the authorization of Borrowings as they relate to the New Foreign Subsidiary Borrower and any other legal matters relating to the New Foreign Subsidiary Borrower and this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

          7. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement. This Foreign Subsidiary Borrower Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Except as expressly amended hereby, each Borrower agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect, and that it has no set off, counterclaim, or defense with respect to any of the foregoing. This Foreign Subsidiary Borrower Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Foreign Subsidiary Borrower Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Foreign Subsidiary Borrower Agreement. This Foreign Subsidiary Borrower Agreement shall be governed by, and construed in accordance with, the law of the State of Michigan.


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          IN WITNESS WHEREOF, each of the undersigned has caused this Foreign
Subsidiary Borrower Agreement to be duly executed and delivered as of the day and year set forth above.

                                        Chemagis (Germany) GmbH, as a Foreign
                                        Subsidiary Borrower


                                        By /s/ Dr. Holger Faasch
                                           -------------------------------------
                                           Name: Dr. Holger Faasch
                                           Title: General Manager


                                        PERRIGO COMPANY, as the U.S Borrower


                                        By /s/ James R. Ondersma
                                           -------------------------------------
                                           Name: James R. Ondersma
                                           Title: Treasurer


                                        L. PERRIGO COMPANY, as a Guarantor


                                        By /s/ James R. Ondersma
                                           -------------------------------------
                                           Name: James R. Ondersma
                                           Title: Treasurer


                                        PERRIGO COMPAY OF SOUTH CAROLINA, INC.
                                        as a Guarantor


                                        By /s/ James R. Ondersma
                                           -------------------------------------
                                           Name: James R. Ondersma
                                           Title: Treasurer


                                        PERRIGO PHARMACEUTICALS COMPANY, as a
                                        Guarantor


                                        By /s/ James R. Ondersma
                                           -------------------------------------
                                           Name: James R. Ondersma
                                           Title: Treasurer


                                        PERRIGO INTERNATIONAL, INC. as a
                                        Guarantor


                                        By /s/ James R. Ondersma
                                           -------------------------------------
                                           Name: James R. Ondersma
                                           Title: Treasurer


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                                        PERRIGO INTERNATIONAL HOLDINGS, INC. as
                                        a Guarantor


                                        By /s/ James R. Ondersma
                                           -------------------------------------
                                           Name: James R. Ondersma
                                           Title: Treasurer

                                        Acknowledged and Consented to:

                                        JPMORGAN CHASE BANK, N.A., as
                                        Administrative Agent


                                        By /s/ Christopher C. Cavaiani
                                           -------------------------------------
                                           Name: Christopher C. Cavaiani
                                           Title: Vice President


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                                   SCHEDULE A

                           ADMINISTRATIVE INFORMATION

Jurisdiction of organization: Germany

Address: Chemagis (Germany) GmbH
         Rheingaustrasse 190-196
         65203 Wiesbaden, Germany


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